Exhibit 99.2

THIS TRANSMITTAL CONTAINS IMPORTANT INFORMATION

THAT IS OF INTEREST TO THE BENEFICIAL OWNERS OF

THE SUBJECT SECURITIES. PLEASE EXPEDITE RE-TRANSMITTAL

TO SUCH BENEFICIAL OWNERS IN A TIMELY MANNER.

U.S. Bank Global Trust Services

190 South LaSalle Street

Chicago, IL 60603

NOTICE

TO THE HOLDERS OF CERTIFICATES

CORPORATE-BACKED TRUST CERTIFICATES, GOLDMAN SACHS CAPITAL I SECURITIES-BACKED SERIES 2004-6 TRUST (the “TRUST”);

AND TO THE PARTIES LISTED ON EXHIBIT B ATTACHED HERETO.

CUSIP No. 21988K8591 (NYSE: JBK)

Notice of Initiation of Mediation Proceedings

(Notice Date: November 30, 2015)

Reference is made to the Standard Terms for Trust Agreements dated as of January 16, 2001 (the “Standard Terms”) and Series Supplement dated as of March 19, 2004 (the “Series Supplement” and with the Standard Terms (as modified by the Series Supplement), the “Trust Agreement”) under which U.S. Bank National Association serves as trustee (the “Trustee”). Any capitalized terms used herein and not otherwise expressly defined shall have the respective meanings assigned to such terms in the Trust Agreement.

This notice is being provided to you because the Plan Administrator in the Lehman Brothers Holdings Inc. et al. bankruptcy proceeding has recently initiated mediation proceedings with respect to the above referenced Trust. Any mediation may affect your rights and interests as a holder of the Certificates set forth above. The Trustee would like to contact you to discuss Certificateholder and Trustee participation in the mediation. Please contact the Trustee using the contact information set forth below.

[1]	No representation is made as to the accuracy of CUSIP numbers.

CBTC 2004-6 Notice to Holders of Certificates 11-30-2015

Under the terms of the Trust Agreement, the Trust entered into an interest rate swap transaction with Lehman Brothers Special Financing Inc. (“LBSF”) as counter party, an affiliate of Lehman Brothers Holdings Inc. (“LBHI), documented by an ISDA Master Agreement (Multicurrency - Cross Border) by and between LBSF (collectively with LBHI the “Debtors”) and the Trust (the “Master Agreement”), one or more Schedules to the Master Agreement between the Debtors and the Trust (the “Schedule”) and a Confirmation to the Trust from LBSF (the “Confirmation” and collectively with the Master Agreement and Schedule, the “Swap Transaction”). LBHI served as Credit Support Party for each of the Swap Transactions.

The underlying asset for the Trust is a 6.345% Debenture due 2034 issued by Goldman Sachs Capital I in the original principal amount of $25,000,000 (the “Underlying Asset”). Under the Swap Transaction, LBSF was required to pay the Trust, on a quarterly basis an amount equal to the notional amount of the swap multiplied by the sum of the three month libor rate and ..75% LBSF’s obligation was subject to a floor of 3.5% and a cap of 7.5%. The Trust paid to LBSF, on a semi-annual basis, any interest received on the Underlying Asset (the “Fixed Payment”).

On September 15, 2008, LBHI filed a voluntary petition seeking relief under Chapter 11 of 11 U.S.C. § 101 et seq. (the “Bankruptcy Code”), and thereafter on October 3, 2008, LBSF filed a voluntary petition under the Bankruptcy Code. These proceedings are pending in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) as Case No. 08-13555, collectively these proceedings shall be referred to herein as the “Lehman Bankruptcy Proceedings”.

A potential Event of Default exists under the Swap Transactions by virtue of the voluntary bankruptcy petitions filed first by LBHI and thereafter by LBSFi or another Debtor counterparty. In addition, LBSF failed to pay Floating Rate Payer Amounts due under the relevant swap agreements on November 15, 2008 and thereafter. Based on the terms of the applicable Trust Agreement and the Swap Transaction, the Trustee has been distributing the amounts received on the Underlying Asset to holders of Certificates.

LBSF filed an adversary proceeding in the Bankruptcy Court against the Trust and Trusteeii. The adversary proceeding seeks a determination, among other things, that LBSF is entitled to a Termination Payment with respect to any Termination of the Swap Transaction, or alternatively that it is entitled to the Fixed Payments it alleges are due by the Trust.

On November 24, 2010, LBHI filed a motion seeking the implementation of dispute resolution procedures involving special purpose vehiclesiii. On March 3, 2011, the Bankruptcy Court entered an Order approving the SPV ADR procedures. This Order was amended by that certain Amended Order Providing for Alternative Dispute Resolution Procedures for Affirmative Claims of the Debtors under Derivatives Transactions with Special Purpose Vehicle Counterparties (the “SPV ADR Order”) [ECF 29507].

On September 29, 2015, the Debtors initiated a mediation proceeding under the SPV ADR Order with respect to the Trust. As required by the SPV ADR Order the Trustee hereby (a) advises you about the initiation of the ADR proceeding, (b) invites you to participate in the SPV Derivatives ADR Procedures as an alternative to litigation, (c) encourages you to directly communicate with the Debtors; and (d) offers to take Certificateholders’s direction in accordance with the Trust Agreement with respect to the mediation. Under the SPV ADR Order, the Trustee will transmit to any Certificateholder the SPV ADR Package (as defined in the SPV ADR Order) received from the Debtors so long as such Certificateholder agree in writing to abide by the confidentiality provisions set forth in the SPV ADR Order. The Trustee would like input from Certificateholders in connection with the Trustee’s participation in the mediation. Please contact the Trustee at your earliest convenience at the following address:

U.S. Bank National Association, as Trustee

U.S. Bank Global Trust Services

190 South LaSalle Street

Chicago, Illinois 60603;

Attn: Mamta Scott (email:mamta.scott@usbank.com)

Receipt of this notice should not be construed as evidence or acknowledgment of any requirement applicable to, or of any right or authority on the part of any recipient under the Trust Agreement to direct, the matters addressed herein, or of any obligations on the part of the Trustee with respect thereto, and the Trustee expressly reserves all rights in determining appropriate actions and requirements concerning these matters.

Prior to any distribution to Certificateholders, funds held under the Trust Agreement may be used first for payment of the fees and costs incurred or to be incurred by the Trustee in performing its duties, as well as for any indemnities owing or to become owing to the Trustee. These include, but are not limited to, compensation for time spent, and the fees and costs of counsel and other agents employed, to pursue remedies, defend claims, or take other actions to protect the interests of the Certificateholders and the Trust, respectively. The Trustee is not required to expend or risk its own funds in connection with any matter under the Trust Agreement unless adequate reassurance of payment and/or indemnity is provided to it.

The Trustee reserves all rights under the Trust Agreement. Please be aware that the Trustee may conclude that a specific response to particular inquiries from individual Certificateholders is not consistent with equal and full dissemination of information to all Certificateholders. Certificateholders should not rely on the Trustee as their sole source of information. The Trustee makes no recommendations, gives no investment, legal or tax advice. Each Certificateholder should seek advice from an independent advisor based on such Certificateholder’s particular circumstances.

U.S. Bank National Association, as Trustee

EXHIBIT B PARTIES

Lehman ABS Corporation

1271 Avenue of the Americas,

New York, New York 10020

Attention: Chief Financial Officer

Moody’s Investors Service, Inc.

Structured Derivative Products

99 Church Street

New York, NY 10007

Fax 212-553-0355

Standard & Poor’s Rating Services

55 Water Street

New York, NY 10041

Fax 212-438-2664

ENDNOTES

[i]	Other Events of Default may exist as well, and the Trustee reserves all rights with respect thereto.
ii	The action was filed on September 18, 2015 and is styled Lehman Brothers Special Financing Inc. v. Corporate-Backed Trust Certificates, Goldman Sachs Capital I Securities Backed Series 2004-6 Trust, et al., Case No. 15-01334 (SCC) and is pending in the United States Bankruptcy Court for the Southern District of New York.
iii	The motion was styled Motion Pursuant to Section 105(a) of the Bankruptcy Code and General Order M-390 for Authorization to Implement Alternative Dispute Resolution Procedures for Affirmative Claims of Debtors Under Derivatives Transactions with Special Purpose Vehicle Counterparties (referred to herein as the “SPV ADR Motion” or the “Motion”), and can be found as Docket No. 13009 on the LBHI docket.